Exhibit 99.1


                             MOBILESTREAM OIL, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2006

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                DECEMBER 31, 2006



                                    CONTENTS

                                                                       PAGE
                                                                       ----

Independent Auditors' Report                                             1


FINANCIAL STATEMENTS:

     Balance Sheets as of December 30, 2006 and 2005                     2

     Statements of Operations for the Years Ended
     December 30, 2006 and 2005                                          3

     Statements of Stockholders' Equity for the Years
     Ended December 31, 2006 and 2005                                    4

     Statements of Cash Flows for the Years Ended
     December 30, 2006 and 2005                                          5

     Notes to Financial Statements                                    6 - 15

Stockton Bates, LLP
Certified Public Accountants
                                                  1617 JFK Boulevard, Suite 1005
                                           Philadelphia, Pennsylvania 19103-1825
                                                           215.241-7500 (office)
                                                              215-567-3813 (fax)

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
Mobilestream Oil, Inc.
West Berlin, New Jersey

We have audited the accompanying balance sheets of Mobilestream Oil, Inc. as of December 31, 2006 and 2005 and the related statements of operations, stockholders' equity and cash flows for the year ended December 31, 2006 and for the period from inception (June 28, 2005) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobilestream Oil, Inc. as of December 31, 2006 and 2005 and the results of their operations and their cash flows for the year ended December 31, 2006 and for the period from inception (June 28, 2005) to December 31, 2005 in conformity with U.S. generally accepted accounting principles.

/s/ Stockton Bates, LLP
Certified Public Accountants


Philadelphia, Pennsylvania
April 16, 2007

                                           MOBILESTREAM OIL, INC.
                                        (A Development Stage Company)
                                               BALANCE SHEETS


                                                   ASSETS
                                                   ------

                                                                                           As of
                                                                                        December 31,
                                                                                ----------------------------
                                                                                    2006            2005
                                                                                ------------    ------------
CURRENT ASSETS:
  Cash (restricted in 2005)                                                     $  1,678,362    $    514,584
  Accounts recievable royalties                                                      125,634
                                                                                ------------    ------------

    Total current assets                                                           1,803,996         514,584
                                                                                ------------    ------------

  Fixed assets, net of depreciation                                                  148,748
                                                                                ------------    ------------

OTHER ASSETS:
  Note receivable net (reserve for collection of $650,000)
                                                                                ------------    ------------

    TOTAL ASSETS                                                                $  1,952,744    $    514,584
                                                                                ============    ============


                               LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
                               ----------------------------------------------

CURRENT LIABILITIES:
  Accounts payable and accrued liabilities                                      $     22,551    $
  Current portion of loan payable - equipment                                         23,744
                                                                                ------------    ------------

    Total current liabilities                                                         46,295               -
                                                                                ------------    ------------

LONG-TERM LIABILITIES:
  Loan payable - equipment, net of current portion                                    44,452
                                                                                ------------    ------------

    Total long-term liabilities                                                       90,747               -
                                                                                ------------    ------------

STOCKHOLDERS' EQUITY:
  Common Stock, $.001 par value; 360,000,000 authorized, 79,474,617 issued
    79,474,617 issued and outstanding at December 31, 2006;
    and 12,715,280 issued and outstanding at December 31, 2005                        79,474          12,715
  Preferred Stock, $.001 par value; 506,000,000 authorized,
    503,374,110 issued and outstanding at December 31, 2006                          503,374
  Additional paid-in capital                                                       2,773,807         512,369
  Deficit accumulated in the development stage                                    (1,494,658)        (10,500)
                                                                                ------------    ------------

    Total stockholders' equity                                                     1,861,997         514,584
                                                                                ------------    ------------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                  $  1,952,744    $    514,584
                                                                                ============    ============

                 The accompanying notes are an integral part of these financial statements.

                                                      2

                             MOBILESTREAM OIL, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS


                                                           For the
                                                 ----------------------------
                                                     Year           Period
                                                     Ended           Ended
                                                  December 31     December 31
                                                     2006            2005
                                                 ------------    ------------

REVENUES                                         $               $

COST OF SALES
                                                 ------------    ------------

GROSS PROFIT
                                                 ------------    ------------

OPERATING EXPENSES:
  Consulting fees                                     102,089
  Professional fees                                   110,183
  Other general and administrative expenses         1,825,348          10,500
  Notes receivable reserve                            650,000
  Depreciation and amortization expense                18,929
                                                 ------------    ------------

Total operating expenses                            2,706,549          10,500
                                                 ------------    ------------

LOSS BEFORE OTHER INCOME (EXPENSE)                 (2,706,549)        (10,500)
                                                 ------------    ------------

OTHER INCOME (EXPENSE):
  Royalty income                                    1,166,667
  Interest income                                      55,835
                                                 ------------    ------------

    Total other income (expense)                    1,222,502
                                                 ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES         (1,484,047)        (10,500)

  Provision for income taxes                              111
                                                 ------------    ------------

NET LOSS APPLICABLE TO COMMON SHARES             ($ 1,484,158)   $    (10,500)
                                                 ============    ============

BASIC AND DILUTED LOSS PER SHARE                        (0.03)          (0.00)
                                                 ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES           49,761,664      11,368,912
                                                 ============    ============

   The accompanying notes are an integral part of these financial statements.


                                                      MOBILESTREAM OIL, INC.
                                                   (A Development Stage Company)
                                                STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                                             DEFICIT
                                                                                            ACCUMULATED
                                                                   COMMON      ADDITIONAL   DURING THE
                                                    COMMON         SHARE        PAID-IN     DEVELOPMENT    PREFERRED
                                                    SHARES         AMOUNT       CAPITAL        STAGE         STOCK       TOTAL
                                                  -----------   -----------   -----------   -----------   -----------  -----------
BALANCE -  2005 (INCEPTION)                                 -   $         -   $         -   $         -   $         -  $         -

Shares issued for services - Investor Relations     9,500,000         9,500                                                  9,500
  to Evelyn Fellas
Shares issued for services - Investor Relations     1,000,000         1,000                                                  1,000

Shares issued for cash,  Dec 2005                   2,215,280         2,215        93,995                                   96,210

Reclass process from common to preferred stock                                    418,374                                  418,374

Net loss for the period ended December 31, 2005                                                 (10,500)                   (10,500)
                                                  -----------   -----------   -----------   -----------   -----------  -----------

BALANCE AT DECEMBER 31, 2005                       12,715,280   $    12,715   $   512,369   $   (10,500)            -      514,584
                                                  -----------   -----------   -----------   -----------   -----------  -----------

Shares issued for cash                              9,844,317         9,844     1,861,727                                1,871,571

Reclass process from common to preferred stock                                   (503,374)                    503,374            -
  for merger with PSO

Shares issued for services - Investor Relations     3,000,000         3,000       957,000                                  960,000

Cancellation of shares                             (9,000,000)       (9,000)        9,000                                        -

Revalue forward stock split  6 x 1                 62,915,020        62,915       (62,915)                                       -

Net loss for the year ended December 31, 2006                                                (1,484,158)                (1,484,158)
                                                  -----------   -----------   -----------   -----------   -----------  -----------

BALANCE AT DECEMBER 31, 2006                       79,474,617        79,474     2,773,807    (1,494,658)      503,374    1,861,997
                                                  -----------   -----------   -----------   -----------   -----------  -----------

                            The accompanying notes are an integral part of these financial statements.

                                                                 4

                                   MOBILESTREAM OIL, INC.
                               (A Development Stage Company)
                                 STATEMENMTS OF CASH FLOWS

                                                                        For the
                                                               ----------------------------
                                                                   Year           Period
                                                                   Ended           Ended
                                                                December 31     December 31
                                                                   2006            2005
                                                               ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                    $ (1,484,158)   $    (10,500)
                                                               ------------    ------------

ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH (USED IN)
   OPERATING ACTIVITIES:
   Depreciation and amortization                                     18,929
   Common stock issued for services                                 960,000          10,500
CHANGES IN ASSETS AND LIABILITIES:
   (Increase) decrease in accounts receivable                      (125,634)
   Increase in accounts payable                                      21,864
                                                               ------------    ------------

          TOTAL ADJUSTMENTS                                         875,159          10,500
                                                               ------------    ------------

          NET CASH USED IN OPERATING ACTIVITIES                    (608,999)              -
                                                               ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of fixed assets                                        (166,990)
                                                               ------------    ------------

          NET CASH USED IN INVESTING ACTIVITIES                    (166,990)              -
                                                               ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Issuance of equity securities and paid-in capital              1,871,571         514,584
   Proceeds from loan payable - vehicle                              73,817
   Repayment of loan payable - vehicle                               (5,621)
                                                               ------------    ------------

          NET CASH PROVIDED BY FINANCING ACTIVITIES               1,939,767         514,584
                                                               ------------    ------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                         1,163,778         514,584

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      514,584               -
                                                               ------------    ------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                       $  1,678,362    $    514,584
                                                               ============    ============

SUPPLEMENTAL DISCLOSURES OF NON-CASH ACTIVITIES:
   Common stock issued for services - investor relations       $    960,000    $     10,500
                                                               ============    ============

         The accompanying notes are an integral part of these financial statements.

                                             5

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 1 - BASIS OF PRESENTATION AND NATURE OF BUSINESS AND ORGANIZATION:

     Mobilestream Oil, Inc (the Company) was incorporated in Delaware on June 28, 2005 under the name 3 E International Corp. as a development stage company. On July 28, 2005 the Company filed an amendment to change its name to Mobilestream, Inc. On March 20, 2006 the Company revised its name again to Mobilestream Oil, Inc. The Company's business plan is to research and develop and market the business of using proprietary technologies for reverse polymerization and pyrolysis of materials in order to maximize the output of under-utilized and non-producing oil wells.

     On February 17, 2006 the Company completed a merger with PSO Enterprises, Inc., a Delaware corporation ("PSO"). The Company's President and his spouse, own all of the Technology assets and limited liability of PSO. In a reverse merger Mobilestream in exchange for 85,000,000 shares of preferred stock obtained all rights to PSO technology and commercialization inventions.

     To date, the Company has allocated a substantial portion of its time and investment to bring their product to the market and the raising of capital. The Company has a royalty licensing agreement with Global Resource Corporation (formerly known as Carbon Recovery Corp, a related party). This licensing agreement has generated $1.2 million of revenue as of December 31, 2006.

     On December 31, 2006, Global Resource Corporation ("GRC") acquired all the assets and assumed all of the liabilities of Mobilestream Oil, Inc. in exchange for; a) 11,145,255 shares of GRC's Common Stock; b) the issuance of 35,236,188 shares of GRC's own "2006 Series" preferred stock in the process of designation by GRC for the benefit of the holders of the 2006 series of convertible preferred stock of Mobilestream; c) the issuance of 27,205,867 common stock purchase warrants on the basis of 1 warrant for each 3 shares of either common stock or preferred stock (the 2006 Series), exercisable at $4.75 per share for a period ending on December 31, 2007. The Company owned 37,500,000 shares of Global Resource Corporation, representing 60% of the total outstanding, which was returned and cancelled as part of the merger. Assets of the Company will be shown on Global Resources Corp.'s financial statements at their cost basis (Pooling of interest) for accounting purposes. As of January 1, 2007 all activities became part of Global Resources Corporation and the Company ceased to exist.

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 1 - BASIS OF PRESENTATION AND NATURE OF BUSINESS AND ORGANIZATION:
        (CONTINUED)

     The Company was considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, "ACCOUNTING AND REPORTING BY DEVELOPMENT STAGE ENTERPRISES".


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

     CASH AND CASH EQUIVALENTS - The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents. At December 31, 2006, the Company maintained cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 2006 the Company's uninsured cash balances total $1,578,362.

     START-UP COSTS - In accordance with the American Institute of Certified Public Accountants Statement of Position 98-5, "REPORTING ON THE COSTS OF START-UP ACTIVITIES", the Company expenses all costs incurred in connection with the start-up and organization of the Company.

     INCOME TAXES - Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                              MOBILESTREAM OIL, INC
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 2 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

     EARNINGS (LOSS) PER SHARE OF COMMON STOCK - Historical net loss per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive.

     The following is a reconciliation of the computation for basic and diluted earnings per share:

                                                       Twelve Months
                                                     Ended December 31,
                                                ----------------------------
                                                    2006            2005
                                                ------------    ------------

        Net loss                                $ (1,484,158)   $    (10,500)
                                                ------------    ------------

        Weighted-average common shares
          Outstanding (basic)

        Weighted-average common stock             49,761,664      11,368,912
        Equivalents
        Stock options
        Warrants                                ------------    ------------

        Weighted-average common shares
          outstanding (diluted)                   49,761,664      11,368,912
                                                ============    ============

     On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised
     2004), "SHARE-BASED PAYMENT" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005.

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

     EARNINGS (LOSS) PER SHARE OF COMMON STOCK - (CONTINUED) -Currently, the Company accounts for its share-based payment transactions under the provisions of APB 25, which does not necessarily require the recognition of compensation cost in the financial statements. The Company has not issued any options during the reporting periods and as such, the effect of SFAS 123R has no impact on the results of operations for the twelve months ended December 31, 2006.

     RECENT ACCOUNTING PRONOUNCEMENTS - In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

     In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections." SFAS No. 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." SFAS No. 154 requires retrospective application to prior periods' financial statements of a voluntary change in accounting principle unless it is impracticable. APB No. 20 previously required that most voluntary changes in accounting principle be recognized by including the cumulative effect of changing to the new accounting principle in net income in the period of the change. SFAS No. 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of SFAS No. 154 did not have a material impact on the Company's financial position or results of operations.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140." SFAS No. 155 resolves issues addressed in SFAS No. 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and permits fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENT
                                DECEMBER 31, 2006


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)

     RECENT ACCOUNTING PRONOUNCEMENTS - (CONTINUED) only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating the effect the adoption of SFAS No 155 will have on its financial position or results of operations.


NOTE 3 - FIXED ASSETS:

     Fixed assets as of December 31, 2006 were as follows:

                                        ESTIMATED USEFUL
                                         LIVES IN YEARS         2006
                                        ----------------     ----------
     Testing Equipment                        5 - 7          $   89,840
     Vehicles                                   5                73,167
     Leasehold improvements                     3                 4,670
                                                             ----------

                                                                167,677
     Less accumulated depreciation                              (18,929)
                                                             ----------

     Fixed assets, net                                       $  148,748
                                                             ==========

     There was $18,929 and $0 charged to operations for depreciation expense for the twelve months ended December 31, 2006 and 2005, respectively.

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENT
                                DECEMBER 31, 2006


NOTE 4 - LOAN PAYABLE - EQUIPMENT:

     In October 2006 the Company entered into a three year loan related to lab equipment. The principal amount of the loan was $73,817 at an interest rate of 8.71% annually. Monthly payments on the loan are approximately $2,396.

                                                      2006
                                                   ----------

     Total Loan Payable                            $   68,196
     Less current maturities                          (23,744)
                                                   ----------

     Long-Term Loan Payable                        $   44,452
                                                   ==========

     The amount of principal maturities of the loans payable by years is as follows:

             2007                       $ 23,744
             2008                         25,896
             2009                         18,556
             2010                              0

     Effective December 31, 2006 the Company completed a merger with Global Resources Corporation and all assets and liabilities were assumed by Global Resources Corp.


NOTE 5 - PROVISION FOR INCOME TAXES:

     Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENT
                                DECEMBER 31, 2006


NOTE 5 - PROVISION FOR INCOME TAXES: (CONTINUED)

     At December 31, 2006 the deferred tax assets consist of the following:

     Deferred taxes due to net operating loss carryforwards        $ 250,247
     Less valuation allowance                                       (250,247)
                                                                   ---------

     Net deferred tax asset                                        $       -
                                                                   =========

     At December 31, 2006, the Company had deficits accumulated during the development stage in the approximate amount of $1,494,658 available to offset future taxable income through 2026. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

     Effective December 31, 2006 the Company completed a merger with Global Resources Corporation and all assets and liabilities were assumed by Global Resources Corp.


NOTE 6 -  OPERATING LEASES :

     The Company leases office space under a lease that commenced June 1, 2006. Monthly payments under the initial lease term are $2,337 and expire on May 31, 2009. The Company is required to pay property taxes, utilities, insurance and other costs relating to the leased facilities.

     Minimum lease payments under the operating lease are as follows:

      FOR THE PERIOD ENDING
        DECEMBER 31, 2006                          AMOUNT
        -----------------                        ----------
              2007                               $   28,045
              2008                                   28,045
              2009                                   11,685

     Effective December 31, 2006 the Company completed a merger with Global Resources Corporation and all assets and liabilities were assumed by Global Resources Corp.

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENT
                                DECEMBER 31, 2006


NOTE 7 -  STOCKHOLDERS' EQUITY:

     COMMON STOCK - The following details the stock transactions for the twelve months ended December 31, 2006:

     o    The Company issued 9,844,317 shares of stock for $1,871,571 cash.
     o The Company issued 3,000,000 shares of common stock trading at $.32 a share at date of issuance in exchange for services
     o The Company issued 62,915,020 shares of common stock in a 6 for 1 stock split.

     PREFERRED STOCK - The Company issued 503,374,110 shares of preferred stock to the President of the Company in 2006 as it related to the intellectual property received by the Company.

     WARRANTS - The Company has not issued any warrants.


NOTE 8 -  COMMITMENTS AND CONTINGENCIES:

     Effective December 31, 2006 the Company completed a merger with Global Resources Corporation and all assets and liabilities were assumed by Global Resources Corp.


NOTE 9 - RESTRICTED CASH 2005:

     In 2005 the Company received cash in the amount of $514,584 for common stock to be issued which was held in escrow until stock was issued.

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENT
                                DECEMBER 31, 2006


NOTE 10 - NOTE RECEIVABLE:

     On September 22, 2006, the Company loaned $650,000 to M J Advanced Corporation Communications ("MJACC") with the understanding that MJACC would advance money to CRCIC, LLC a limited liability company for the purpose of acquiring a shell corporation (Global Resources Corporation) for Carbon Recovery Corporation to perfect a reverse merger. Subsequent to the balance sheet date, a dispute arose with respect to the agreement. A resolution was agreed upon where 400,000 shares of Global Resources Corporation stock owned by MJACC and CRCIC have been transferred to an attorney as escrow for satisfaction of the note payable to the Company and MJACC and CRCIC relinquished all rights. The stock held in escrow will be sold by the Escrow agent to satisfy the loan amount.

     The note has been fully reserved due to market price volatility for Global Resource Corporation's common stock price.


NOTE 11 - RELATED PARTY TRANSACTION:

     In January 2005 Global Resources Corp. ("GRC") formalized a prior intended agreement with Careful Sell Holding, L.L.C. ("Careful Sell"), a Delaware limited liability company formed by the President of the Company. The Company's President and his spouse, also a Director of Careful Sell, own all of the limited liability interests in Careful Sell. GRC's President is also the Manager of Careful Sell. Under the revised agreement GRC entered into a Technology Contribution Agreement (the "Agreement") with Careful Sell. Careful Sell is the owner of all the rights to the inventions of the Company's President. The Agreement transfers to GRC the rights to commercialize such inventions and to operate and use the related processes and apparatus to make, sell, use and otherwise dispose of products, which may be processed utilizing the inventions. The terms of the Agreement include a provision whereby the Company will pay Careful Sell royalties of 2% of all revenues derived from the inventions with a minimum yearly amount of $1.4 million.


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

                             MOBILESTREAM OIL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENT
                                DECEMBER 31, 2006


NOTE 11 - RELATED PARTY TRANSACTION: (CONTINUED)

     In January 2006 Careful Sell merged with PSO Enterprises, Inc., a Delaware corporation ("PSO"). At that time the separate existence of Careful Sell ceased and PSO continues as the surviving corporation. At that time the members of Careful Sell were issued 10,000,000 shares of PSO representing a 100% interest in PSO. In February 2006 PSO reversed merged into Mobilestream Oil.


NOTE 12 - SUBSEQUENT EVENT:

     As of January 1, 2007 all operations of the Company became part of Global Resources Corp. and the Company ceased to exist.


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